February 4, 2004                                                           AETOS


Dear Investor,

We are pleased to report the performance of Aetos Capital's absolute return strategies for the year ended and fourth quarter of 2003:

-------------------------------- ----------- ----------- ---------- -----------

                                   Oct-                                 Since
Aetos Capital Model Portfolios1     03   Nov-03 Dec-03 4Q-03    2003 Inception2
--------------------------------- ------ ------ ------ ------ -------- ---------
--------------------------------- ------ ------ ------ ------ -------- ---------

Aetos Capital                      0.76%  0.95%  0.71%  2.44%  9.49%    8.15%
Conservative Investment Portfolio
--------------------------------- -----  ------ -----  -----  ----- ---------
--------------------------------- -----  ------ -----  -----  ----- ---------

Aetos Capital
Balanced Investment Portfolio      1.02%  0.97%  0.85%  2.87% 10.06%    8.47%
--------------------------------- ----- ------- ----- ------ ------ ---------
--------------------------------- ----- ------- ----- ------ ------ ---------

Aetos Capital
Aggressive Investment Portfolio    1.30%  0.99%  0.98%  3.31% 10.42%    8.56%
-------------------------------- ----- ------- ----- ------ ------ ---------


Conservative Portfolio                     Balanced Portfolio
Target Asset Allocation                    Target Asset Allocation

A pie chart is depicted here with          A pie chart is depicted here with
the following pieces:                      the following pieces:
Distressed Investments 0%                  Distressed Investments 10%
Long/Short 15%                             Market Neutral 15%
Market Neutral 20%                         Long/Short 30%
Multi-Strategy Arbitrage 65%               Multi-Strategy Arbitrage 45%

Aggressive Portfolio
Target Asset Allocation

A pie chart is depicted here with
the following pieces:
Market Neutral 10%
Multi-Strategy Arbitrage 20%
Distressed Investments 20%
Long/Short 50%

Overview

This past year marked the Aetos Capital Absolute Return Funds' first full year in existence, and our model portfolios are achieving their mandate of earnings consistent, positive returns at low levels of volatility with low correlation to traditional markets. We are pleased with the performance of our model portfolios, strategy funds and underlying managers in 2003 and consider 2004 to have reasonable potential. Each of our model portfolios posted net returns of around 10% in 2003 while experiencing just one down month. For the year, our aggressive portfolio produced the highest return of 10.4%, followed closely by our balanced and conservative portfolios, which returned 10.0% and 9.5%, respectively. In the fourth quarter, our aggressive portfolio posted a gain of 3.3%, while our balanced portfolio returned 2.9% and our conservative portfolio returned 2.4%. All of our strategy-specific Funds contributed to the positive returns of our model portfolios in 2003; their performance is detailed beginning on page five of this letter.

As we look back on 2003, the year's defining characteristic was neither the war in Iraq nor the post-war environment that emerged in its wake. Rather, it was the dramatic economic rebound that had been forecast for both 2001 and 2002 but did not materialize until the third quarter of 2003. The outbreak of hostilities was not without major impact, however. In a manner reminiscent of the first Gulf War twelve years before, it served as a catalyst to break the crisis mentality that had gripped equity market investors. The end of this anxiety, combined with significant fiscal stimulus and a flood of liquidity courtesy of the Fed, caused investors to eagerly bid up equity and high yield issues. Equity indexes, which began the year weaker following three consecutive years of negative performance, surged higher across the board with small caps and technology issues leading the way. High yield issues rode the wave of optimism about the economic recovery and the continued low interest rate environment to post their best year since 1991. In fact, 2003 proved a banner year for most major asset classes, as international debt and equity markets posted positive returns, commodities surged and real estate prices continued to escalate. The glaring exception to the excellent market performance was the weakness of the dollar, which continued on a decline that began in 2001.

The year presented both opportunities and challenges to our managers. As investors grew increasingly optimistic and less risk adverse, portfolios positioned higher on the risk spectrum were able to benefit while those with a more conservative bent were likely to suffer, particularly on the short side. Consistent with this theme, our distressed and event-driven managers realized exceptional performance out of their distressed portfolios thanks to significant, broad-based price appreciation in both distressed and high yield issues. Not only were several large bankruptcies resolved, many nearly insolvent companies were saved by a rising stock market and given the chance to refinance their way out of trouble thanks to the buoyant high yield market. Conversely, long/short and market neutral managers produced mixed results in 2003. While the surge in equity prices provided a proverbial "wind at the back," the leadership of high beta, low price, high risk, low prospect stocks caught many value-oriented managers off guard, as their strategy of shorting companies with bad fundamentals hurt them. Looking forward, we believe 2004 should provide a return to relative normalcy as high risk securities cease to outperform, thus allowing many opportunities in long/short and market neutral strategies while decreasing the attractiveness of distressed investments. Effective as of January, we have decided to moderately shift the allocations in our model portfolios as a result of this forecast, moving away from distressed and into long/short.

Market Commentary

Faced with a dragging economy and a looming election year going into 2003, Washington was certain to provide ample economic stimulus to assuage the financial concerns of a jittery electorate. This stimulus arrived in the form of the Bush administration's third substantial tax cut in as many years and Greenspan's exceptionally accommodative stance on interest rates. Though worries persisted about high individual debt burdens and the risk of rising unemployment rates, U.S. consumers took advantage of the money received from tax cuts and mortgage refinancing to maintain their spending level and power the economy. For example, third quarter GDP derived much of its explosive growth from increases in consumer spending on durable goods, which jumped 28.0%.3 Now that the consumer is closer to being tapped out, the burden of continuing the recovery will fall increasingly on businesses which must increase hiring and capital spending.

The dollar decline has also helped to spur the economic recovery. The sustained slide in the dollar was partially a reaction to Greenspan's low interest rate environment and partially a statement of concern over growing U.S. indebtedness at every level (federal, state and local government, business and consumer). Over the course of 2003, the dollar slid 9.5% against a trade-weighted basket of currencies, including 16.7% against the Euro and 9.8% against the Yen.4 Partially as a result of this change in exchange rates, exports rose 9.9% in the third quarter while imports advanced only 0.8%.3 The effect of the dollar decline on imports was not more pronounced because cheap imports continue to flow in from Asian economies withpegged exchange rates.

The rampant liquidity in the U.S. that devalued the dollar caused a simultaneous inflation in asset values. Capital flooded into the equity and high yield markets, pushing them higher following the beginning of the second Iraq war.
The Wilshire 5000 Total Market Index rose 31.7%, with small-cap and technology issues leading the way (the Russell 2000 DRI and the Nasdaq 100 Index climbed 47.3% and 49.1%, respectively). On the high yield side, the Merrill Lynch High Yield Master II Index posted equity-like returns of 28.1% as spreads compressed over 50%.5 Despite a sharp sell-off in July, U.S. Treasuries managed to post positive returns for the year, although long yields climbed. Low interest rates, readily available capital and favorable population demographics also continued to fuel the home buying binge and drive up real estate prices.

The liquidity-driven rebound in asset values was not restricted to U.S. markets. International equities outperformed their U.S. counterparts, as the MSCI EMF climbed 56.3% and the MSCI EAFE gained 38.6%. The declining dollar played a significant role in this outperformance, however, as the MSCI EAFE only rose 20.3% on a local currency basis.

The rally in asset values also extended to commodities, with the Reuters CRB Index posting an 8.9% gains in 2003. Among key contracts, oil futures climbed 4.2%, natural gas futures rose 29.2% and gold futures broke the closely watched $400 level, en route to a 19.5% gain.

While inflation has stayed low, with the CPI registering only 1.9% for 20036, the decline of the dollar, easy monetary conditions and a strong recovery could allow it to reemerge in the future. We worry, as do others, about whether the Fed can engineer a soft landing once it is forced to raise interest rates. This summer demonstrated the pain that results from unwinding overbought conditions in Treasuries, and there definitely is a risk that rates are once again inordinately low as people and institutions have overreached in searching for yield. Equity and high yield issues are, likewise, priced to near-perfection and, although the near-term outlook for the markets and the economy is bright, these high valuations will likely cap their price appreciation potential in a rising interest rate environment. Given this outlook, we believe that absolute return, while not immune from these risks, can have an appropriate defensive role in investors' portfolios.

The performance of each of the Aetos Capital Funds for the fourth quarter is detailed on the following pages.

Aetos Capital Multi Strategy Arbitrage Fund

The Aetos Capital Multi Strategy Arbitrage Fund returned 3.6% for the fourth quarter and 13.8% for the year ended in 2003.7 We have been happy with the performance of our event driven managers in 2003, though we are carefully watching how our managers are responding to the shifting opportunity set across various markets. Most of these managers have gradually evolved from an original focus on merger arbitrage into multi-strategy managers with several complementary disciplines. While merger activity has increased, spreads on merger arbitrage trades are still not compelling. Our event arbitrage managers have realized gains from harvesting credit-related investments and are seeking to redeploy capital. As the current cycle in the distressed market wanes, we expect that distressed investing will play a smaller role in these managers' portfolios over the near term, and allocations to certain long/short equity and other investments will increase. For a number of years, several event arbitrage managers have pursued long/short equity strategies focusing on attractively valued situations with event components that they expect to serve as catalysts for a revaluation of the stock. The opportunities in these strategies generally have less cyclicality and capacity constraints relative to merger arbitrage and distressed situations, although hedging can be difficult and some small capitalization situations can involve limited liquidity. Overall, we believe that the event arbitrage managers in the Fund have a mix of strategies that should allow them selected opportunities to generate attractive returns in a number of other areas as distressed investments become less prominent in their portfolios.

The environment for fixed income arbitrage continued to be positive throughout the fourth quarter. While funds have flowed into the category at a higher rate than we have seen in several years, most of these flows have been directed towards relative value managers who have a directional component to their strategies (e.g. betting on the spread between mortgage securities and treasuries). We consciously try to minimize exposures to this area. In general, volatility in fixed income markets has consistently caused mispricings between securities with identical characteristics, typically because one of the securities has become less liquid. Our managers have generated attractive returns exploiting opportunities of this type.

Convertible arbitrage managers have continued to deliver positive performance, though the underlying environment for the strategy is becoming less favorable. We have a minimal exposure to convertible arbitrage due to our concerns about credit and interest rate exposure in the strategy. Overwhelmingly, the driver of convertible arbitrage returns over the last year has been contracting credit spreads. New issuance increased to $89 billion this year versus $54 billin in 2002, but trailing the high of $104 billion reached in 2001. Despite the recovery in new issuance, the average discount to fair value at which the bonds are issued continues to decline, making new issues relatively less "cheap."8
In addition, the dramatic fall in equity volatility as evidenced by the decline in the VIX index from 32 at the beginning of 2003 to below 16 in December has marked the end of a five year period of relatively high equity volatility that made convertible hedging quite profitable. At current levels, the implied volatility of convertibles makes trading less profitable unless volatility levels climb again, an occurrence which would most likely accompany a sharp decline in the equity markets. We continue to approach convertible arbitrage with caution, awaiting more favorable conditions before increasing the Fund's allocation to the strategy.

Aetos Capital Distressed Investment Strategies Fund

The Aetos Capital Distressed Investment Strategies Fund returned 5.6% for the fourth quarter and 21.1% for the year.9 Our managers' portfolios have continued to perform well, thanks to further strengthening of the distressed and high yield credit markets, the latter of which benefited from significant inflows into high yield mutual funds. As a result of this influx of capital, high yield spreads narrowed an additional 20% during the current period and have now contracted more than 55% since October 2002 to around 450 basis points.10 Our managers were also able to refinance out of a number of situations at very attractive levels, providing an extra boost to performance. At this time, we believe that the sweet spot of the current distressed cycle will soon be behind us, as our managers report to us that unusually large portions of their positions are at harvest stage and that there are fewer attractive entry points for investing new capital. Accordingly, we expect to shift the allocations of our model portfolios away from distressed strategies.

Aetos Capital Long/Short Strategies Fund

The Aetos Capital Long/Short Strategies Fund returned 3.9% for the fourth quarter and 9.3% for the year.9 Our long/short managers performed relatively well this year in spite of what was, by many accounts, a challenging environment. During the strong rally in equity markets since March, many traditionally successful tools for stock selection have failed. Very low priced and high beta stocks with no dividends or earnings have outpaced stocks with stronger businesses and better relative valuations. The most successful strategy was to make a macro call that the market would advance and to adjust one's long exposure accordingly. Such a call was consistent with a world awash in liquidity and corporate earnings that had accelerated dramatically. At the same time, it ignored the absolute level of earnings (recovering from a cyclically low level to trend) and the fact that, even in March, the market was at fair value, but not cheap by historical standards. Many experienced long/ short managers focused more on the latter than on the former and turned in disappointing returns compared with the market indices, though the Fund's managers fared relatively well. The exceptional performance of high risk securities in 2003 was not really an aberration; in fact, high beta stocks often lead the markets at the initiation of a new bull market cycle. This leadership role is then traditionally passed back to more value-oriented securities. Consequently, we expect the opportunity set for long/short managers to expand in the coming year and intend to increase our model allocations in this area.

Aetos Capital Market Neutral Strategies Fund

The Aetos Capital Market Neutral Strategies Fund returned -0.8% for the quarter and 2.4% for the year.11 While this performance is disappointing, we note that our market neutral Fund has produced positive returns in what has been a challenging and irregular market. The liquidity-driven nature of the recent rally in the capital markets has created a speculative boom that disproportionately reqarded higher risk securities. While our managers endeavor to be market and beta neutral, they will still frequently have a slight value bias in their stock selection models. Over the long term, such a value bias is beneficial; however, in a market such as the one we have just experienced, it can be a liability. We believe that markets should return to a state of relative normalcy next year and think that our managers' security selection methodologies will serve them well going forward.

Outlook

Looking forward, we believe the mix of opportunities has shifted away from credit and liquidity providing strategies towards security selection. A crisis, such as a sharp bear market in bonds, could restore opportunities in liquidity-driven strategies, but in the meantime we are shifting allocations toward skill-based, research intensive strategies. We believe our manager selection process positions us well to deliver on our mandate to produce consistent returns while hedging the downside. As always, we welcome hearing from you if you would like to have further dialogue about the investing environment or our organization. We are grateful for your confidence in us and wish you all health and success in the New Year.

Sincerely,

Anne Casscells
Chief Investment Officer




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1 The conservative, balanced and aggressive portfolios are model portfolios and may not reflect an investor's actual portfolio. Performance figures shown for the model portfolios are net of standard schedule investment advisory and performance fees for a $5 million separate account and are net of all fund level fees and expenses. Standard fees for a $5 million separate account include an investment advisory fee of 1.00% of assets annually and a performance fee of 10% of profits above the three month Treasury bill return. The returns also reflect fund level expenses that have been waived and/or reimbursed by the Investment Adviser. Returns would have been lower without such waivers and reimbursements. Actual separate account advisory and performance fees may vary from the standard fee schedule. Past performance is not indicative of future performance.
2 Since inception returns reflect an annualized return for the thirteen-month period since the inception of the Aetos Capital Model Portfolios and Aetos Capital SEC-Registered Funds.
3 Source: Bureau of Economic Analysis 3Q Revised GDP.
4 Source: Federal Reserve.
5 Source: Goldman Sachs.
6 Source: Bureau of Labor Statistics.
7 Returns are net of expenses and fees incurred at the fund level. The returns also reflect fund level expenses that have been waived and/or reimbursed by the Investment Adviser. Returns would have been lower without such waivers and reimbursements. Returns do not reflect fees and expenses charged at the separate account level. Past performance is not indicative of future performance.
8 Source: Merrill Lynch.
9 Returns are net of expenses and fees incurred at the fund level. The returns also reflect fund level expenses that have been waived and/or reimbursed by the Investment Adviser. Returns would have been lower without such waivers and reimbursements. Returns do not reflect fees and expenses charged at the separate account level. Past performance is not indicative of future performance.
10 Source: Goldman Sachs.
11 Returns are net of expenses and fees incurred at the fund level. The returns also reflect fund level expenses that have been waived and/or reimbursed by the Investment Adviser. Returns would have been lower without such waivers and reimbursements. Returns do not reflect fees and expenses charged at the separate account level. Past performance is not indicative of future performance.